UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PERVASIVE SOFTWARE INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PERVASIVE SOFTWARE INC.

12365 Riata Trace Parkway, Building B

Austin, Texas 78727

October 7, 2004

TO THE STOCKHOLDERS OF PERVASIVE SOFTWARE INC.

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Pervasive Software Inc. (the “Company”), which will be held at The Renaissance Hotel-Arboretum, 9721 Arboretum Boulevard, Austin, Texas 78759, on Tuesday, November 2, 2004, at 9:00 a.m.

Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

David Sikora

President, Chief Executive Officer and Director

PERVASIVE SOFTWARE INC.

12365 Riata Trace Parkway, Building B

Austin, Texas 78727

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 2, 2004

The Annual Meeting of Stockholders (the “Annual Meeting”) of Pervasive Software Inc. (the “Company”) will be held at The Renaissance Hotel-Arboretum, 9721 Arboretum Boulevard, Austin, Texas 78759, on Tuesday, November 2, 2004, at 9:00 a.m. for the following purposes:

1.	To elect two directors of the Board of Directors to serve until their three-year term expires or until their successors have been duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending June 30, 2005; and

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the attached Proxy Statement.

Only stockholders of record at the close of business on October 4, 2004 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company’s headquarters located at 12365 Riata Trace Parkway, Building B, Austin, Texas, during ordinary business hours for the ten-day period prior to the Annual Meeting.

By Order of the Board of Directors,

John E. Farr

Chief Financial Officer and Secretary

Austin, Texas

October 7, 2004

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

PERVASIVE SOFTWARE INC.

12365 Riata Trace Parkway, Building B

Austin, Texas 78727

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held November 2, 2004

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Pervasive Software Inc., a Delaware corporation (the “Company”), for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at The Renaissance Hotel-Arboretum, 9721 Arboretum Boulevard, Austin, Texas 78759, on Tuesday, November 2, 2004, at 9:00 a.m., and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about October 7, 2004.

PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

The Company’s Common Stock is the only type of security entitled to vote at the Annual Meeting. On October 4, 2004, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 22,332,202 shares of Common Stock outstanding. Each stockholder of record on October 4, 2004 is entitled to one vote for each share of Common Stock held by such stockholder on October 4, 2004. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Quorum Required

The Company’s bylaws provide that the holders of a majority of the Company’s Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

Proposal 1.    Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The two nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee’s total. Stockholders may not cumulate votes in the election of directors.

Proposal 2.    Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending June 30, 2005 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

Proxies

Whether or not you are able to attend the Company’s Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company’s Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the Nominees of the Board of Directors (as set forth in Proposal No. 1), and FOR Proposal No. 2 and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company’s principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse brokerage houses, fiduciaries and custodians representing beneficial owners of shares for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company currently has authorized seven directors. In accordance with the terms of the Company’s Certificate of Incorporation, the Board of Directors is divided into three classes: Class I, David Sikora and David R. Bradford, whose term will expire at the 2004 Annual Meeting; Class II, Shelby H. Carter and Nancy R. Woodward, whose term will expire at the 2005 Annual Meeting; and Class III, David A. Boucher, Jeffrey S. Hawn and Michael E. Hoskins, whose term will expire at the 2006 Annual Meeting. At the 2004 Annual Meeting, two directors will be elected to serve until the Annual Meeting to be held in 2007 or until his or her respective successor is elected and qualified. The Board of Directors has selected two nominees as the nominees for Class I. The nominees for the Board of Directors are both currently directors of the Company and are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for directors listed below. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

Nominees for Term Ending in 2007

Set forth below is information regarding the nominees, including their ages, the period during which they have served as directors, and information furnished by them as to principal occupations and directorships held by them in corporations whose shares are publicly registered.

Name	Director Since	Age
David R. Bradford	1995	53
David Sikora	2002	43

Mr. Bradford has served as one of our directors since October 1995. Mr. Bradford currently serves as Managing Director of Intermountain Technology Ventures, a venture capital firm. Mr. Bradford served as Senior Vice President, General Counsel of Novell, Inc., a networking software company, from 1985 until July 2000. Mr. Bradford also serves as a director of several private companies. Mr. Bradford received a B.A. in Political Science and a J.D. from Brigham Young University and an M.B.A. from Pepperdine University.

Mr. Sikora has served as our President and Chief Executive Officer since July 2002 and as a director since February 2002. Prior to joining the Company, Mr. Sikora served as Interim CEO and Chairman of Powered, Inc., an e-learning software company, from October 2001 to February 2002, as Chairman and CEO of Question Technologies, an enterprise software company, from January 2000 to April 2002, and as President, CEO and director of Ventix Systems, an enterprise software company, from July 1998 to January 2000. Prior to joining Ventix, Mr. Sikora served as President and CEO of Houston-based ForeFront Group, Inc., an e-learning software company. Mr. Sikora also serves as a director of TippingPoint Technologies, Inc., a network security management software company (NASDAQ: TPTI) and Motive, Inc., a service management software company (NASDAQ: MOTV). Mr. Sikora received his B.S. in Electrical Engineering Technology from the University of Houston and an M.B.A. from Harvard Graduate School of Business Administration.

Set forth below is information regarding the continuing directors of the Company, including their ages, the period in which they have served as directors, and information furnished by them as to principal occupations and directorships held by them in corporations whose shares are publicly registered.

Name	Director Since	Age
David A. Boucher	1995	54
Shelby H. Carter, Jr.	1996	73
Jeffrey S. Hawn	2003	40
Michael Hoskins	2003	50
Nancy R. Woodward	1994	48

Mr. Boucher has served as one of our directors since October 1995. Mr. Boucher has served as a General Partner of Applied Technology, a venture capital firm, since January 1993. From January 1981 to August 1992, Mr. Boucher served as President and Chief Executive Officer of Interleaf, Inc., an electronic-publishing software developer.

Mr. Carter has served as a director of the Company since August 1996. Since January 1986, Mr. Carter has served as a distinguished adjunct professor at the University of Texas Graduate School of Business and College of Business Administration. Mr. Carter has founded several successful high technology companies. Mr. Carter received a B.B.A. from the University of Texas at Austin.

Mr. Hawn has served as one of our directors since February 2003. Mr. Hawn currently serves as an Operating Partner of JMI-Inc., a private equity firm. Previously, Mr. Hawn served as Senior Vice President of Operations for BMC Software, Inc., a leading provider of enterprise management solutions from July 2000 to March 2004 and as a partner with McKinsey & Company, a leading management consulting firm from July 1990 to July 2000. Mr. Hawn also serves as a director of Vignette Corporation, a content management software company (NASDAQ: VIGN). Mr. Hawn also serves as a director of several private companies. Mr. Hawn received a B.S. in Mechanical Engineering from Southern Methodist University and an M.B.A. from the University of Texas at Austin.

Mr. Hoskins has served as our Chief Technology Officer since June 2004 and as General Manager of the IPD Products Division from December 2003 to June 2004. Mr. Hoskins has also served as a director since December 2003. Prior to joining the Company, Mr. Hoskins served as President and director of Data Junction Corporation from September 1999 to December 2003, when the Company acquired Data Junction. Mr. Hoskins graduated from the Bowling Green State University with a bachelor of business administration and a major in finance.

Ms. Woodward is one of our founders and has served as a director since our inception. Ms. Woodward served as Chairman of the Board from inception through June 2002 and has served as Vice Chairman of the Board since July 2002. Ms. Woodward received a B.S. in Computer Science from the University of Michigan.

Board of Directors Meetings and Committees

During the fiscal year ended June 30, 2004, the Board of Directors held six (6) meetings and acted by written consent on two (2) occasions. For the fiscal year, each of the directors during the term of his or her tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings or actions by written consent of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served. The Board of Directors has three (3) standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

During the fiscal year ended June 30, 2004, the Audit Committee of the Board of Directors held eight (8) meetings and acted by written consent one (1) time. The Audit Committee reviews, acts on and reports to the

Board of Directors with respect to various auditing and accounting matters, including the selection of the Company’s independent accountants, the scope of the annual audits, fees to be paid to the independent accountants, the performance of the Company’s independent accountants and the accounting practices of the Company. The members of the Audit Committee are Mr. Boucher, Mr. Bradford and Mr. Hawn. The Audit Committee Charter is available on our corporate website at www.pervasive.com and can be found at Appendix A of this proxy statement.

During the fiscal year ended June 30, 2004, the Compensation Committee of the Board of Directors held seven (7) meetings. The Compensation Committee establishes salaries, incentives and other forms of compensation for officers and other employees of the Company and administers the incentive compensation and benefit plans of the Company. The members of the Compensation Committee are Ms. Woodward, Mr. Boucher and Mr. Carter.

The Nominating Committee selects candidates for open Board of Directors positions among other responsibilities and duties. There are certain minimum qualifications for Board members that Director candidates should possess, including issues of character, judgment, diversity, age, expertise, corporate experience, length of service, and other commitments. Other factors that are considered include meeting applicable independent standards for directors (where independence is required) as defined in Rule 4200 of the Nasdaq Stock Market, Inc. (“Nasdaq”), and absence of conflicts of interest. The Nominating Committee may modify minimum qualifications from time to time, as it deems necessary and/or appropriate.

The Nominating Committee identifies, considers, and recommends candidates to fill new positions or vacancies on the Board, and reviews candidates recommended by stockholders. In performing these duties, the Nominating Committee has the authority to retain and terminate any search firm used to identify Board candidates and also has the authority to approve the search firm’s fees and other retention terms.

The Nominating Committee will consider nominees recommended by Company stockholders provided that such recommendations are submitted to the Company not more than 90 days and not less than 60 days prior to the first anniversary of the preceding year’s annual meeting. Such notice must set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, the name and address of the stockholder as appearing on the Company’s books and of such beneficial owner and the class and number of shares of the Company that are owned beneficially and of record by the stockholder and such beneficial owner. The Nominating Committee consists of Messrs. Carter and Hawn, both of whom are independent.

The Nominating Committee was created in March 2004 and did not have a meeting during the 2004 fiscal year. The Nominating Committee operates under a charter, which is available on our corporate website at www.pervasive.com and can be found at Appendix B of this proxy statement. All committee members are Independent under the standards established by the Nasdaq exchange.

Statement on Corporate Governance

We have reviewed internally and with the Board of Directors the provisions of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”), the rules of the SEC and the Nasdaq’s new corporate governance listing standards regarding corporate governance policies and processes, and we believe that we are in compliance with the rules and listing standards. We have amended the charter of our Audit Committee and created the Nominating Committee charter to comply with the new rules and standards. You can access our committee charters free of charge on our website at www.pervasive.com or by writing to us at Pervasive Software Inc., 12365 Riata Trace Parkway, Building B, Austin, Texas 78727 Attn: Investor Relations. We encourage, but do not require, our Board members to attend the annual stockholders meeting. Last year, five of our directors attended the annual stockholders meeting. We have adopted the following standards for director independence in compliance with the Nasdaq corporate governance listing standards:

•	No director qualifies as “independent” if such person has a relationship, which, in the opinion of the Board, would interfere with exercise of independent judgment in carrying out the responsibilities of a director;

•	A director who is an officer or employee of us or our subsidiaries, or one whose immediate family member is an executive officer of us or our subsidiaries is not “independent” until three years after the end of such employment relationship;

•	A director who accepts, or whose immediate family member accepts, more than $60,000 per year in compensation from us or any of our subsidiaries, other than certain permitted payments such as compensation for board or board committee service, payments arising solely from investments in our securities, compensation paid to a family member who is a non-executive employee of us or a subsidiary of ours, or benefits under a tax-qualified retirement plan, is not “independent” until three years after he or she ceases to accept more than $60,000 per year in such compensation;

•	A director who is, or who has a family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization in which we made, or from which we received, payments for property or services that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, is not “independent” until three years after falling below such threshold;

•	A director who is employed, or one whose immediate family member is employed, as an executive officer of another company where any of our or any of our subsidiaries’ present executives serve on that company’s compensation committee is not “independent” until three years after the end of such service or employment relationship; and

•	A director who is, or who has a family member who is, a current partner of our outside auditor, Ernst & Young LLP, or was a partner or employee of Ernst & Young LLP who worked on our audit, is not “independent” until three years after the end of such affiliation or employment relationship

Director Compensation

Non-employee directors receive $1,500 per meeting attended and $500 per Committee meeting attended, plus a retainer of $10,000 annually for serving on the Board of Directors. Beginning on January 1, 2004, the Chairman of the Board of Directors also receives a monthly retainer of $3,000 for serving as the Chairman. All directors are reimbursed for reasonable expenses incurred by them in attending Board and Committee meetings. Certain non-employee Board members are eligible for option grants under the Company’s 1997 Stock Incentive Plan.

Each individual who first joins the Board as an eligible non-employee director will receive at that time, an automatic option grant for 50,000 shares of Common Stock. In addition, at each annual stockholders meeting, beginning with the first annual meeting after June 30, 2001, each eligible non-employee director, whether or not he or she is standing for re-election at that particular meeting, will be granted a stock option to purchase 10,000 shares of Common Stock. Prior to its amendment in December 2000, the Automatic Option Grant Program provided for an initial grant of 20,000 shares and an annual grant of 5,000 shares. The optionee will vest in each automatic option grant in a series of four annual installments over the optionee’s period of Board service, beginning one year from the grant date. Each option will have an exercise price equal to the fair market value of the Common Stock on the automatic grant date and a maximum term of ten years, subject to earlier termination following the optionee’s cessation of Board service. Vesting of the automatic option shares will automatically accelerate and the options become fully exercisable upon (i) a change in control of the Company by merger or consolidation, sale of all or substantially all of its assets or tender offer for 50% or more of the Company’s outstanding voting stock or (ii) the death or disability of the optionee while serving as a Board member.

Mr. Carter was granted options to purchase 5,000 shares of Common Stock on November 4, 1998 at an exercise price of $9.81 per share, 5,000 shares of Common Stock on November 3, 1999 at an exercise price of $10.00 per share, 5,000 shares of Common Stock on November 9, 2000 at an exercise price of $2.31 per share, 10,000 shares of Common Stock on November 1, 2001 at an exercise price of $1.71 per share, 10,000 shares of Common Stock on November 11, 2002 at an exercise price of $3.99 per share and 10,000 shares of Common Stock on December 3, 2003 at an exercise price of $7.56 per share. Mr. Bradford was granted options to purchase 5,000 shares of Common Stock on November 4, 1998 at an exercise price of $9.81 per share, 5,000 shares of Common Stock on November 3, 1999 at an exercise price of $10.00 per share, 5,000 shares of Common Stock on November 9, 2000 at an exercise price of $2.31 per share, 10,000 shares of Common Stock on November 1, 2001 at an exercise price of $1.71 per share, 10,000 shares of Common Stock on November 11, 2002 at an exercise price of $3.99 per share and 10,000 shares of Common Stock on December 3, 2003 at an exercise price of $7.56 per share. Mr. Boucher was granted options to purchase 5,000 shares of Common Stock on November 4, 1998 at an exercise price of $9.81 per share, 5,000 shares of Common Stock on November 3, 1999 at an exercise price of $10.00 per share, 5,000 shares of Common Stock on November 9, 2000 at an exercise price of $2.31 per share, 10,000 shares of Common Stock on November 1, 2001 at an exercise price of $1.71 per share, 10,000 shares of Common Stock on November 11, 2002 at an exercise price of $3.99 per share and 10,000 shares of Common Stock on December 3, 2003 at an exercise price of $7.56 per share. Mr. Hawn was granted options to purchase 50,000 shares of Common Stock on February 19, 2003 at an exercise price of $4.10 per share and 10,000 shares of Common Stock on December 3, 2003 at an exercise price of $7.56 per share. On December 15, 2000, each of Messrs. Boucher, Bradford and Carter was granted an option to purchase 30,000 shares and Ms. Woodward was granted an option to purchase 50,000 shares under the 1997 Stock Incentive Plan at an exercise price of $1.40 per share. On January 6, 2004, Mr. Carter was granted options to purchase 50,000 shares with a two year vesting period under the 1997 Stock Incentive Plan at an exercise price of $7.27 per share. Pursuant to the Automatic Option Grant Program, each of Messrs. Boucher, Bradford, Carter and Hawn and Ms. Woodward will be granted options to purchase 10,000 shares of Common Stock on the date of the 2004 Annual Meeting.

Directors who are also employees of the Company are eligible to participate in the Company’s Bonus Plan, and are also eligible to participate, subject to certain limitations, in the Company’s Employee Stock Purchase Plan and all directors are eligible to receive options and be issued shares under the 1997 Stock Incentive Plan.

The Board of Directors periodically reviews compensation levels for directors. In light of recent legislative and regulatory developments impacting the time and risk associated with being a member of any board of directors and the number of independent directors required to satisfy requirements to be effective in the future, the Board may in the coming year consider increases in director compensation and the recruitment of additional independent directors.

Stockholder Communications with Directors

The Company provides for a process for stockholders to communicate with the Board of Directors. Stockholders may send written communication to the attention of the Board, a specific Board member or committee, in care of Pervasive Software Inc., Attention John Farr, Secretary, 12365 Riata Trace Parkway, Building B, Austin, Texas 78727.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED HEREIN.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 31, 2004, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding shares of Common Stock, (ii) each of the Company’s directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

	Shares Beneficially Owned as of August 31, 2004 (1)(2)
Beneficial Owner	Number of Shares	Percentage of Class
FMR Corp. (3) One Federal Street, Boston, MA 02110-2003	2,867,588	12.9%
Kern Capital Management LLC (4) 114 W. 47th Street, Suite 1926, New York, NY 10036	1,339,300	6.0%
David Sikora (5)	561,500	2.5%
John E. Farr (6)	233,250	1.0%
Chip G. Harmon (7)	65,500	*
Jeffrey S. Seiden (8)	75,500	*
Suaad H. Sait (9)	71,116	*
David A. Boucher (10)	44,178	*
David R. Bradford (11)	18,750	*
Shelby H. Carter, Jr. (12)	56,250	*
Jeffrey S. Hawn (13)	12,500	*
Michael E. Hoskins (14)	1,970,653	8.8%
Nancy R. Woodward (15)	943,447	4.2%
All current directors and executive officers as a group (14 persons) (16)	4,131,144	17.7%

*	Less than 1% of the outstanding shares of Common Stock.
(1)	Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. To the Company’s knowledge, the entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Unless otherwise specified, each beneficial owners address shall be 12365 Riata Trace Parkway, Building B, Austin, Texas 78727.
(2)	The number of shares of Common Stock deemed outstanding includes shares issuable pursuant to stock options that may be exercised within sixty (60) days after August 31, 2004.
(3)	Beneficial ownership calculations for FMR Corp. are based solely on a publicly-filed Holdings Report on Form 13F filed by FMR Corp. on August 16, 2004 with the Securities and Exchange Commission.
(4)	Beneficial ownership calculations for Kern Capital Management LLC are based solely on a publicly-filed Holdings Report on Form 13F filed by Kern Capital Management LLC on August 13, 2004 with the Securities and Exchange Commission.
(5)	Includes options exercisable into 481,800 shares of Common Stock, but 150,000 of the shares issuable upon exercise of such options are subject to the Company’s repurchase right, which lapses in increments over time.

(6)	Includes options exercisable into 128,000 shares of Common Stock.
(7)	Includes options exercisable into 65,000 shares of Common Stock.
(8)	Includes options exercisable into 52,500 shares of Common Stock.
(9)	Includes options exercisable into 70,000 shares of Common Stock.
(10)	Includes options exercisable into 43,750 shares of Common Stock.
(11)	Includes options exercisable into 16,250 shares of Common Stock.
(12)	Includes options exercisable into 53,750 shares of Common Stock.
(13)	Includes options exercisable into 12,500 shares of Common Stock.
(14)	Includes 1,919,518 shares held by Rotenburg, L.P., a portion of which are held in escrow and potentially subject to forfeiture.
(15)	Includes options exercisable into 45,000 shares of Common Stock.
(16)	Includes options exercisable into 1,041,550 shares of Common Stock.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company’s Board of Directors (the “Compensation Committee” or the “Committee”) has the exclusive authority to establish the level of base salary payable to the Chief Executive Officer (“CEO”) and certain other executive officers of the Company and to administer the Company’s 1997 Stock Incentive Plan and Employee Stock Purchase Plan. In addition, the Committee has the responsibility for approving the individual bonus programs to be in effect for the CEO and certain other executive officers and other key employees each fiscal year.

For the 2004 fiscal year, the process utilized by the Committee in determining executive officer compensation levels was based on the subjective judgment of the Committee. Among the factors considered by the Committee were the recommendations of the CEO with respect to the compensation of the Company’s key executive officers. However, the Committee made the final compensation decisions concerning such officers.

General Compensation Policy. The Committee’s fundamental policy is to offer the Company’s executive officers competitive compensation opportunities based upon overall Company performance, their individual contribution to the financial success of the Company and their personal performance. It is the Committee’s objective to have a substantial portion of each officer’s compensation contingent upon the Company’s performance, as well as upon his or her own level of performance. Accordingly, each executive officer’s compensation package consists of: (i) base salary, (ii) cash bonus awards or commissions, and (iii) long-term stock-based incentive awards.

Base Salary. The base salary for each executive officer is set on the basis of general market levels and personal performance. Each individual’s base pay is positioned relative to the total compensation package, including cash incentives and long-term incentives.

Annual Cash Bonuses and Commissions. The Company has established a cash bonus program for all non-commission employees. Each employee has an established cash bonus target. The annual pool of bonuses is funded on the basis of the Company’s achievement of the financial performance targets established at the start of the fiscal year and distributed based on an assessment of the individual performance of each employee. Bonuses were paid for the 2004 fiscal year pursuant to the bonus plan. Specifically, targets were established at the beginning of the year based on Company performance in the areas of revenues and operating income. Commissions were paid to Mr. Harmon pursuant to a commission plan in which all sales and other commission employees are eligible to participate.

Long-Term Incentive Compensation. During fiscal 2004, the Committee, in its discretion, made option grants under the 1997 Stock Incentive Plan. Generally, a significant grant is made in the year that an officer commences employment. Thereafter, option grants may be made at varying times and in varying amounts at the discretion of the Committee. Generally, the size of each grant is set at a level that the Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual’s position with the Company, the individual’s potential for future responsibility and promotion, the individual’s performance in the recent period and the number of unvested options held by the individual at the time of the new grant. The relative weight given to each of these factors will vary from individual to individual at the Committee’s discretion.

The grants allow the officers to acquire shares of the Company’s Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. The options vest in periodic installments over a four year period, contingent upon the executive officer’s continued employment with the Company. The vesting schedule and the number of shares granted are established to ensure a meaningful incentive in each year following the year of grant. Accordingly, the option will provide a return to the executive officer only if he remains in the Company’s employ, and then only if the market price of the Company’s Common Stock appreciates over the option term.

CEO Compensation. The annual base salary for Mr. Sikora, the Company’s President and Chief Executive Officer was established by the Committee based on reviews of compensation of other chief executive officers of other comparable companies.

The remaining components of the Chief Executive Officer’s 2004 fiscal year incentive compensation were dependent upon the Company’s financial performance. Mr. Sikora received a bonus under the Bonus Plan for all non-commission employees. Each year, the annual incentive plan is reevaluated with a new achievement threshold and new targets for revenue and profit. During the 2004 fiscal year, Mr. Sikora was granted options to purchase 200,000 shares under the 1997 Stock Incentive Plan.

Compensation Committee

Shelby H. Carter, Jr.

David A. Boucher

Nancy R. Woodward

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Company’s Board was formed in March 1997, and the current members of the Compensation Committee are David A. Boucher, Shelby H. Carter, Jr. and Nancy R. Woodward. Ms. Woodward has served as Chairman of the Board and as Secretary of the Company and is currently Vice Chairman of the Board and Mr. Carter currently serves as Chairman of the Board. Mr. Carter and Mr. Boucher were not at any time during fiscal 2004, or at any other time, officers or employees of the Company. No member of the Compensation Committee of the Company serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board or Compensation Committee.

AUDIT COMMITTEE REPORT1

The Securities and Exchange Commission rules now require the Company to include in its Proxy Statement a report from the Audit Committee of the Board of Directors. The following report concerns the Audit Committee’s activities regarding oversight of the Company’s financial reporting and auditing process.

The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The Nasdaq Stock Market, and it operates under a written charter approved by the Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in compliance with the applicable requirements for corporate audit committees. The Audit Committee reviews and reassesses the adequacy of its charter annually.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to assure compliance with applicable accounting standards, laws and regulations. Ernst & Young LLP, the Company’s independent auditor, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board.

The members of the Audit Committee are not functioning as professional accountants or auditors or experts in the fields of accounting or auditing, and their responsibilities are not intended to duplicate or to certify the activities of management or Ernst & Young LLP. The Audit Committee serves a Board of Directors-level oversight role in which it provides advice, counsel and direction to management and the independent auditors on the basis of the information it receives, discussions with the auditors and the experience of the Committee members in business, financial and accounting matters.

Among other matters, the Audit Committee recommends to the Board of Directors the independent auditors to be selected to audit the annual financial statements and review the quarterly financial statements of the Company. The Audit Committee then monitors the activities and performance of the independent auditors, including the overall audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to provide non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditor. The Audit Committee also reviews the results of the independent audit with regard to the adequacy and appropriateness of the Company’s internal financial and accounting controls, including computerized information system controls and security. The Audit Committee meets with management and the independent auditors, both together and separately, as it deems necessary, to discuss significant business risks and exposures and controls in place to effectively manage such risks. The Audit Committee also reviews the qualitative judgments concerning the appropriateness and acceptability of accounting principles adopted, estimates made and financial disclosures.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and Ernst & Young LLP. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. Ernst & Young LLP has represented to the Audit Committee that its presentations included the matters required to be discussed by the independent auditor as set forth in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees”.

[1]	The information above regarding the Audit Committee is not “soliciting” material and is not deemed “filed” with the SEC, and is not incorporated by reference into any filings of the Company under the Securities Act of 1933, as amended or the Exchange Act, as amended whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

Ernst & Young LLP also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, and the Audit Committee discussed with Ernst & Young LLP that firm’s independence with respect to the Company.

Following the Audit Committee’s discussions with management and Ernst & Young LLP, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2004.

Audit Committee

David A. Boucher

David R. Bradford

Jeffrey S. Hawn

Independence of Audit Committee Members

The Board of Directors believes that each of the members of the Audit Committee is an independent director as that term is defined by the Nasdaq listing standards and Rule 10A-3 of the Securities and Exchange Act of 1934. In addition, the Board of Directors believes that Mr. Hawn is an “audit committee financial expert,” as defined by the Securities and Exchange Commission guidelines.

Audit Services

Subject to ratification by the Stockholders, the Board of Directors has reappointed Ernst & Young LLP as the independent auditors to audit the consolidated financial statements of the Company for fiscal year 2005.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the years ended June 30, 2004 and June 30, 2003 and fees billed for other services rendered by Ernst & Young LLP during those periods.

	Fiscal 2004	Fiscal 2003
Audit Fees (1)	$167,000	$108,000
Audit-Related Fees (2)	13,000	12,000
Tax Fees (3)	91,000	92,000
All Other Fees (4)	—	—

(1)	Audit Fees consist of fees for professional services provided by Ernst & Young LLP for the annual audit of the Company’s consolidated financial statements, the review of the interim consolidated financial statements included in the Company’s quarterly reports, and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees consist of fees for professional services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees”, including those associated with acquisitions, employee benefit plans, and due diligence.
(3)	Tax Fees consist of fees for professional services provided by Ernst & Young LLP for the preparation of federal and state income tax returns and tax planning advice.
(4)	All Other Fees consist of fees for products and services other than the services reported above. There were no Other Fees incurred in Fiscal 2004 and Fiscal 2003.

In making its recommendation to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending June 30, 2005, the Audit Committee has considered whether services other than audit and audit-related services provided by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. The Audit Committee of the Board of Directors has adopted a policy requiring pre-approval by the Audit Committee of all audit and non-audit services to be provided to the Company by the independent auditor and other accounting firms (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible). The Audit Committee also has the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors. In accordance with this policy, the Audit Committee has given its approval for the provision of audit services by Ernst & Young LLP for fiscal 2005.

STOCK PERFORMANCE GRAPH

The graph set forth below compares the cumulative total stockholder return on the Company’s Common Stock between June 30, 1999 and June 30, 2004 with the cumulative total return of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the S & P Information Technology Index, over the same period. This graph assumes the investment of $100.00 on June 30, 1999 in the Company’s Common Stock and the Nasdaq Stock Market (U.S.) Index and the S & P Information Technology Index, and assumes the reinvestment of dividends, if any.

The comparisons shown in the graph below are based upon historical data. The Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company’s Common Stock. Information used in the graph was obtained from Research Data Group, Inc., a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

	6/30/99	6/30/00	6/30/01	6/30/02	6/30/03	6/30/04
Pervasive Software Inc.	$100.00	$22.61	$5.87	$15.76	$21.51	$25.05
Nasdaq Stock Market (U.S.)	100.00	192.65	68.58	58.24	56.04	76.42
S & P Information Technology Index	100.00	147.00	70.21	42.80	46.01	57.71

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and Stock Performance Graph shall not be deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Compensation

The following Summary Compensation Table sets forth the compensation earned for the three fiscal years ended June 30, 2004, by our chief executive officer and the four other most highly compensated officers whose salary and bonus for the 2004 fiscal year were in excess of $100,000 (“Named Officers”).

Summary Compensation Table

Long-Term Compensation
	Fiscal Year	Annual Compensation			Awards Securities Underlying Options (#)		All Other Compensation (2)
Name and Principal Position		Salary (1)	Bonus
David Sikora (3) President, Chief Executive Officer and Director	2004 2003 2002	$298,942 259,867 74,445	$34,270 169,405 —		200,000 200,000 700,000		$651 554 104

John E. Farr Chief Financial Officer and Secretary	2004 2003 2002	227,250 211,346 189,231	25,331 55,801 28,440		50,000 40,000 30,000		431 394 340

Chip G. Harmon (5) Vice President, North American Sales	2004 2003 2002	190,000 179,039 —	148,421 175,281 —	(4) (4)	50,000 150,000 —	(6)	911 730 —

Jeffrey S. Seiden (7) Vice President, Corporate Development	2004 2003 2002	204,000 189,539 23,481	23,511 48,319 —		75,000 50,000 120,000		535 395 59

Suaad H. Sait (8) Vice President and General Manager, Products and Markets	2004 2003 2002	201,800 187,723 4,981	22,804 42,402 —		75,000 40,000 120,000		221 191 8

(1)	Salary includes amounts deferred under Pervasive’s 401(k) Plan.
(2)	All Other Compensation consists of life insurance premiums.
(3)	Mr. Sikora commenced employment with the Company on January 2, 2002, and was named President and CEO of the Company effective July 1, 2002.
(4)	Represents sales commissions of $148,421 in 2004 and sales commissions of $120,528 plus hiring bonus of $25,000 and relocation of $29,753 in 2003.
(5)	Mr. Harmon commenced employment with the Company on July 8, 2002.
(6)	Option grants to Mr. Harmon in fiscal year 2003 consist of Mr. Harmon’s initial employment grant of 110,000 options on September 20, 2002 and a discretionary grant of 40,000 options on June 19, 2003.
(7)	Mr. Seiden commenced employment with the Company on May 1, 2002.
(8)	Mr. Sait commenced employment with the Company on June 6, 2002

Option Grants in Last Fiscal Year

The following table contains information concerning the stock option grants made in the fiscal year ended June 30, 2004 to the Named Officers. No stock appreciation rights were granted to these individuals during such year.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Terms (4)
Name	Number of Securities Underlying Options Granted	% of Total Options Granted To Employees in 2004 (2)	Exercise Price per Share (3)	Expiration Date
					5% ($)	10% ($)
David Sikora (1)	200,000	13%	$7.11	12/17/13	894,288	2,266,302
John E. Farr (1)	50,000	3%	$7.11	12/17/13	223,572	566,575
Chip G. Harmon (1)	50,000	3%	$7.11	12/17/13	223,572	566,575
Jeffrey S. Seiden (1)	75,000	5%	$7.11	12/17/13	335,358	849,863
Suaad H. Sait (1)	75,000	5%	$7.11	12/17/13	335,358	849,863

(1)	The options held by these individuals become exercisable in four equal annual installments. Upon a merger or other change in control, the option shall become exercisable as if the optionee had been employed for an additional 12 months. In addition, the option shares shall vest in full if outstanding options are not assumed by the acquiring entity. Should options be assumed but the optionee’s employment be involuntarily terminated within 12 months of such a change in control, then the option shall become fully exercisable. Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee’s cessation of employment with the Company.
(2)	Based on an aggregate of 1,487,500 options granted in fiscal 2004.
(3)	The exercise price may be paid in cash or through a cashless exercise procedure with a third party. The plan administrator has the discretionary authority to reprice the options through the cancellation of those options and the grant of replacement options with an exercise price based on the fair market value of the option shares on the regrant date. The options have a maximum term of 10 years measured from the option grant date, subject to earlier termination in the event of the optionee’s cessation of service with the Company.
(4)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any executive officer or any other holder of the Company’s securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values.

The following table sets forth information concerning the exercise of options by the Named Officers in the 2004 fiscal year and the fiscal year-end number and value of unexercised options with respect to the Named Officers. No stock appreciation rights were exercised by these individuals in fiscal 2004 or were outstanding at the end of that year.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at June 30, 2004			Value of Unexercised in-the-Money Options at June 30, 2004 (1)
			Exercisable		Unexercisable	Exercisable	Unexercisable
David Sikora	68,200	$230,516	481,800	(2)	550,000	$1,048,758	$1,158,500
John E. Farr	27,500	127,875	113,000		130,000	262,500	203,450
Chip G. Harmon	—	—	65,000		135,000	182,900	194,500
Jeffrey S. Seiden	20,000	52,000	52,500		172,500	108,450	173,550
Suaad H. Sait	—	—	70,000		165,000	157,600	169,200

(1)	Based on the fair market value of the Company’s Common Stock at fiscal year end (June 30, 2004) ($6.23 per share), as reported on the Nasdaq National Market.
(2)	As of June 30, 2004, 150,000 of the shares underlying these exercisable options would be, if exercised, subject to repurchase by the Company at the original exercise price paid per share upon Mr. Sikora’s cessation of service to the Company prior to vesting in such shares.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

The Compensation Committee of the Board of Directors, as plan administrator of the 1997 Plan, has the authority to provide for accelerated vesting of the shares of Common Stock subject to outstanding options held by the Named Officers and any other executive officer, employee or director in connection with certain changes in control of the Company or the subsequent termination of the officer’s employment following the change in control event. None of the Named Officers have employment agreements with the Company, and their employment may be terminated at any time.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT AUDITORS

The Company is asking the stockholders to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending June 30, 2005. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of Ernst & Young LLP.

In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company’s and its stockholders’ best interests.

Ernst & Young LLP has audited the Company’s financial statements since inception through June 30, 2004. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In fiscal 2004, we wrote-off related party notes receivable totaling approximately $0.3 million. These notes receivable, dated July 2001 and March 2002, were written off in accordance with the original terms of the note agreements with our former Chairman of the Board and Chief Executive Officer Ron Harris. The terms of the original notes required the forgiveness of the balance of the notes in the event Mr. Harris’ service to the Company ended under certain conditions. With the expiration and non-renewal of Mr. Harris’ term as a Director of the Company at the 2003 Annual Shareholders Meeting on December 3, 2003, and with the absence of any other agreement calling for the continued service of Mr. Harris to the Company, the conditions for forgiveness of the notes were met.

Details regarding the notes described in the preceding paragraph follow. In July 2001, the Company extended a loan of $130,582 to Mr. Harris to assist him with the exercise of his outstanding 1995 options. The note bore interest at the rate of 5.12% compounded annually; principal was due in eight semi-annual installments over four years beginning January 12, 2002, subject to acceleration upon borrower’s cessation of employment and certain other events. The note was secured by a portion of the shares acquired upon exercise of the options. In addition, the note provided that 1/8th of the principal and interest accrued to date would be forgiven every six months as Mr. Harris continued in service; the balance would be forgiven entirely if the Company terminated his employment without cause or upon Mr. Harris’ disability or death. The largest aggregate amount of indebtedness outstanding under this note during the fiscal years ended June 30, 2002, 2003 and 2004 was $130,582, $114,259, and $81,613, respectively. In March 2002, the Company extended a loan of $408,332 to Mr. Harris to assist him with the taxes associated with the exercise of his outstanding options. The note bore interest at the rate of 4.47% compounded annually; principal was due in eight semi-annual installments over four years beginning September 28, 2002, subject to acceleration upon borrower’s cessation of employment and certain other events. The note was secured by a portion of the shares acquired upon exercise of the options. In addition, the note provided that 1/8th of the principal and interest accrued to date would be forgiven every six months as Mr. Harris continued in service; the balance would be forgiven entirely if the Company terminated his employment without cause or upon Mr. Harris’ disability or death. The largest aggregate amount of indebtedness outstanding under this note during the fiscal years ended June 30, 2002, 2003 and 2004 was $408,332, $408,332 and $306,248, respectively. Principal and interest amounts due from Mr. Harris totaling $414,744 were forgiven during fiscal year 2004 under the terms of the notes.

The Company’s Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Delaware General Corporation Law. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

The Company’s Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. The Company has also entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company’s outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company’s Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 2004 fiscal year transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 2004 fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent stockholders.

CODE OF ETHICS

In March 2004, the Company adopted a Code of Business Conduct and Ethics for all employees and directors, which specifically applies to the Company’s Chief Executive Officer, Chief Financial Officer and persons performing similar functions. A copy of the code of ethics is available on our website at www.pervasive.com.

We intend to post on our website any amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics within five business days following the date of such amendment or waiver.

FORM 10-K

THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY’S FORM 10-K REPORT FOR FISCAL YEAR 2004, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO PERVASIVE SOFTWARE INC., 12365 RIATA TRACE PARKWAY, BUILDING B, AUSTIN, TEXAS 78727, ATTN: DAWN MILLER, INVESTOR RELATIONS.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Stockholder proposals that are intended to be presented at the 2005 Annual Meeting that are eligible for inclusion in the Company’s proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than September 3, 2005, in order to be included. Such stockholder proposals should be addressed to Pervasive Software Inc., 12365 Riata Trace Parkway, Building B, Austin, Texas 78727, Attn: John E. Farr, Corporate Secretary.

OTHER MATTERS

The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS,

John E. Farr

Chief Financial Officer and Secretary

Austin, Texas

October 7, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

Attachment A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

PERVASIVE SOFTWARE INC.

PURPOSE:

The purpose of the Audit Committee of the Board of Directors of Pervasive Software Inc. (the “Company”) shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board to prevent and detect acts of fraud against the Company by assisting in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls;

•	Prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•	Provide the Company’s Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors or law or regulation may from time to time prescribe.

While the Audit Committee has the responsibilities and the powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and other applicable rules and regulations. These are the responsibilities of management and the independent auditor. Accordingly, in carrying out its oversight responsibilities, the Audit Committee does not provide any professional certification as to the independent auditor’s work.

MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

•	Each member will be an independent director, as defined in (i) NASDAQ Rule 4200 and (ii) the rules of the SEC;

•	Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

•	At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities sufficient to be an audit committee financial expert under the rules of the SEC.

RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Appointing (subject to shareholder ratification where appropriate), compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors’ peer review conducted every three years; (iv) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

•	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

•	Directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•	Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release and discuss company practices regarding earnings releases as well as the provision of financial information and earnings guidance to analysts and ratings agencies;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities;

•	Reviewing, approving and investigating any suspected event of non-compliance with the Company’s code of ethics for its senior financial officers;

•	Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

•	Reviewing and approving in advance any proposed related party transactions;

•	Reviewing its own charter, structure, processes and membership requirements;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

MEETINGS:

The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee’s charter.

COMPENSATION:

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

Attachment B

CHARTER FOR THE

NOMINATING COMMITTEE

OF

PERVASIVE SOFTWARE INC.

1. Status.

The Nominating Committee (the “Committee”) is a committee of the Board of Directors of Pervasive Software Inc. (the “Company”).

2. Membership and Organization.

The Committee shall consist of no fewer than two members of the Board of Directors. All members of the Committee shall be appointed by the Board, shall be independent of the Company and its affiliates, shall have no relationship to the Company or its affiliates that may interfere with the exercise of their independence, and shall otherwise be deemed “Independent Directors” as defined in Rule 4200 of the Nasdaq Stock Market, Inc. Marketplace Rules (the “Nasdaq Rules”).

The Board may designate one member of the Committee as its Chair. The Committee will meet as required during any given year. Special meetings may be convened as required. The Committee, or its Chair, shall report orally to the full Board on the results of these meetings. The Committee may invite to its meetings other Directors, Company management and such other persons as the Committee deems appropriate in order to carry out its responsibilities. In performing its duties, the Committee shall have the authority to obtain advice, reports or opinions from internal or external legal counsel and expert advisors.

The Committee may form and delegate authority to subcommittees when appropriate.

3. Responsibilities and Duties.

The responsibilities and duties of the Committee shall include:

Board Composition, Evaluation and Nominating Activities

•	overseeing the Board evaluation process including conducting periodic evaluations of the performance of the Board as a whole;

•	reviewing the composition and size of the Board and determining the criteria for Board membership;

•	reviewing status of current Board members eligible for reelection and recommending the Director nominees for election to the Board by the stockholders at the annual meeting of stockholders;

•	identifying, considering and recommending candidates to fill new positions or vacancies on the Board, and reviewing any candidates recommended by stockholders; in performing these duties, the Committee shall have the authority to retain and terminate any search firm to be used to identify Board candidates and shall have authority to approve the search firm’s fees and other retention terms;

Board Committees

•	reviewing periodically the composition of each Board committee and making recommendations to the Board for creating additional Board committees or dissolving Board committees; and

B-1

•	recommending to the Board persons to be members of the various Board committees.

Conflicts of Interest

•	considering questions of possible conflicts of interest of Board members and of corporate officers; and

•	reviewing actual and potential conflicts of interest of Board members and corporate officers, and clearing any involvement of such persons in matters that may involve a conflict of interest or corporate opportunity.

B-2

PROXY	PERVASIVE SOFTWARE INC.	PROXY

12365 Riata Trace Parkway, Building B, Austin, Texas 78727

This Proxy is Solicited on Behalf of the Board of Directors of Pervasive Software Inc.

for the Annual Meeting of Stockholders to be held November 2, 2004

The undersigned holder of Common Stock, par value $.001, of Pervasive Software Inc. (the “Company”) hereby appoints John E. Farr proxy for the undersigned, with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, November 2, 2004 at 9:00 a.m. local time, at The Renaissance Hotel-Arboretum, 9721 Arboretum Boulevard, Austin, Texas 78759, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR PROPOSAL NO. 2, AND IN THE DISCRETION OF THE PROXY AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE

DIRECTORS AND “FOR” PROPOSAL NO. 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY

USING THE ENCLOSED RETURN ENVELOPE.

If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(Reverse)

PERVASIVE SOFTWARE INC.

            ☒ Please mark votes as in this example

1.	To elect the following directors to serve for a term ending upon the 2007 Annual Meeting of Stockholders or until their successors are elected and qualified:

        NOMINEES: David R. Bradford and David Sikora

            ☐ FOR       ☐ WITHHELD      ☐ For all nominees, except for nominees written below.

Nominee exception(s).

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending June 30, 2005.

            ☐ FOR       ☐ AGAINST          ☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Signature:

Signature (if held jointly):

Date: , 2004

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.